UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Yangtze River Development Limited

(Name of Registrant as Specified in Its Charter)

N/A

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YANGTZE RIVER DEVELOPMENT LIMITED
41 John Street, Suite 2A
New York, NY 10038

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 8, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Yangtze River Development Limited, a Nevada corporation, to be held at Wanda Global International Center, Songzhu Road, K6-4, Room 1408, Wuchang District, Wuhan City, Hubei Province, P.R. China on December 8, 2017, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Xiangyao Liu
Xiangyao Liu
Chief Executive Officer and
Chairman of the Board of Directors

YANGTZE RIVER DEVELOPMENT LIMITED
41 John Street, Suite 2A
New York, NY 10038

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 8, 2017

NOTICE HEREBY IS GIVEN that the 2017 Annual Meeting of Stockholders of Yangtze River Development Limited, a Nevada corporation, will be held at Wanda Global International Center, Songzhu Road, K6-4, Room 1408, Wuchang District, Wuhan City, Hubei Province, P.R. China, on December 8, 2017, at 10:00 a.m. local time, to consider and act upon the following:

1.       To elect eleven (11) directors, each to serve until the 2018 Annual Meeting of Stockholders;

2.       To ratify the appointment of Centurion ZD CPA Ltd. as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.       To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.       To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation; and

5.       To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, no par value per share, at the close of business on October 30, 2017, will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Yangtze River Development Limited common stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

/s/ Xiangyao Liu
Chief Executive Officer and
Chairman of the Board of Directors

New York, NY, U.S.A.
October 30, 2017

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

TABLE OF CONTENTS

PROXY STATEMENT FOR SHAREHOLDER MEETING OF STOCKHOLDERS	1
General Information About the Proxy Statement and Annual Meeting	2
Voting Procedures and Vote Required	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
ELECTION OF DIRECTORS (Proposal No. 1)	11
CORPORATE GOVERNANCE	11
Board of Directors	11
Director Independence	11
Board Meetings and Attendance	11
Annual Meeting Attendance	11
Stockholder Communications with the Board	11
Board Committees	11
Family Relationships	13
Involvement in Certain Legal Proceedings	14
Compliance with Section 16(a) of the Exchange Act	14
Code of Ethics	15
DIRECTOR COMPENSATION FOR FISCAL 2016	15
EXECUTIVE COMPENSATION	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal No. 2)	19
ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal No. 3)	22
Advisory Vote on Frequency of ADVISORY VOTES ON Executive compensation (Proposal No. 4)	23
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING	24
OTHER BUSINESS	24
ADDITIONAL INFORMATION	24

i

YANGTZE RIVER DEVELOPMENT LIMITED
41 John Street, Suite 2A
New York, NY 10038

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2017

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Yangtze River Development Limited (together with its subsidiaries, “Company”, “Yangtze”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at 10:00 A.M. EST at Wanda Global International Center, Songzhu Road, K6-4, Room 1408, Wuchang District, Wuhan City, Hubei Province, P.R. China, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or before November 16, 2017.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on October 30, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 172,344,446 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 47 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 41 John Suite, Suite 2A, New York, NY 10038 a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Vote Required for Ratification of Auditors (Proposal No. 2). Nevada Law and Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Centurion ZD CPA Ltd. as our independent auditors for the fiscal year ending December 31, 2017.

Vote Required for the Advisory Resolution on Executive Compensation Proposal (Proposal No. 3). This Proposal is non-binding on the Company and our board of directors.

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal (Proposal No. 4). This Proposal with respect to the frequency for submission of a resolution to the shareholders soliciting support for the Company’s named executive officer compensation policies and programs is non-binding on the Company and our board of directors.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, and 4, are considered “non-routine” and the vote on Proposal 2 is considered “routine”. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 41 John Street, Suite 2A, New York, NY 10038 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 30, 2017, information regarding beneficial ownership of our capital stock by:

•         Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•         Each of our named executive officers;

•         Each of our directors; and

•         All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of October 30, 2017. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of October 30, 2017, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Yangtze River Development Limited, 41 John St., Suite 2A, New York, NY 10038.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)
Xiangyao Liu, CEO, President, Chief Executive Officer, and Chairman of the Board(2)	91,240,000	52.94%
James Stuart Coleman, Executive Director(3)	4,060,000	2.36%
Xin Zheng, Chief Financial Officer	0	0%
Yanliang Wu, Executive Director	0	0%
Yu Zong, Executive Director	0	0%
Harvey Leibowitz, Independent Director	0	0%
Zhixue Liu, Independent Director	0	0%
Tongmin Wang, Independent Director	0	0%
Daniel W. Heffernan, Independent Director	0	0%
Adam S. Goldberg, Independent Director	0	0%
Zhihong Su, Independent Director	0	0%
Zhanhuai Cheng, Executive Director	0	0%
All directors and executive officers as a group (12 person)	95,370,000	55.64%
5% Shareholders:
Jasper Lake Holdings Limited(2)	91,240,000	52.94%
Crestlake Holdings Limited(4)	16,600,000	9.63%
Fortunate Drift Limited(5)	16,600,000	9.63%
Majestic Symbol Limited(6)	16,600,000	9.63%

____________

(1)      Based on 172,344,446 shares of Common Stock outstanding as of October 30, 2017.

(2)      Mr. Liu has investing and dispositive power of shares beneficially owned by Jasper Lake Holdings Limited.

(3)      Mr. Coleman owns all of the membership interest of Best Future Investment LLC., which owns 4,060,000 shares of the Company’s common stock. Mr. Coleman may be deemed to be the beneficial owner of the shares of our common stock held by Best Future Investment LLC.

(4)      Yanliang Hu has investing and dispositive power of shares beneficially owned by Crestlake Holdings Limited.

(5)      Linyu Cheng has investing and dispositive power of shares beneficially owned by Fortunate Drift Limited.

(6)      Long Zhao has investing and dispositive power of shares beneficially owned by Majestic Symbol Limited.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eleven authorized directors. A total of eleven directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Xiangyao Liu	45	Chief Executive Officer, President, Secretary and Chairman of the Board
James Stuart Coleman	61	Director
Zhanhuai Cheng(1)	69	Director
Yanliang Wu(1)	51	Director
Yu Zong	46	Director
Harvey Leibowitz(1)	82	Independent Director
Zhixue Liu(1)	53	Independent Director
Tongmin Wang(1)	57	Independent Director
Adam Goldberg(1)	46	Independent Director
Daniel W. Heffernan(1)	67	Independent Director
Zhihong Su(1)	56	Independent Director

____________

(1)      Member or nominee, as applicable, of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Xiangyao Liu

Mr. Xiangyao Liu was first appointed as Chief Executive Officer, President, Secretary and Chairman of the Board of the Company on December 19, 2015.

Mr. Liu served in the state-owned Materials Bureau of Hebei Province and was involved in steel and other logistics trading between 1994 and 1996. From 1996 to 2003, he invested and established the Pacific Trade and Logistics in China, served as the General Manager and engaged in the trading and logistics of steel, agricultural products and other commodities. In 2010, Mr. Liu participated in the investment of Wuhan Renhe Group Limited, which held the Wuhan Huazhong Steel Trading Center Co., Ltd., at that time, supervising the logistics and trading of steel. He also started to engage in financial and security investments in Hong Kong. From November 2010 to December 2012, Mr. Liu was the deputy general manager of Wuhan Renhe Group Limited; From January 2012 to June 2015, Mr. Liu served as the Deputy General Manager of the Wuhan Huazhong Steel Trading Center Co., Ltd., which later became the Wuhan Yangtze River Newport Logistics Co. Ltd. He supervised the transition of the steel trading renter to a residential and commercial complex which supports the warehouses and docks, led projects to bring the Steel Trading Center into the Yangluo Comprehensive Bonded Zone and Free Trade Area in Wuhan, supervised the feasibility study of the Wuhan Yangtze River Newport Logistics Center and collaborated with the local government to develop the Yangluo Newport Project Plan, handling corporate structuring, strategic planning and operations management of the company. Mr. Liu was appointed as the CEO and the Chairman of the Board of the Company in July 2015 because of his managerial skills and expertise in the industry.

Mr. Liu received his Bachelor’s degree in Business Management from the Hebei Institute of Finance in 1994.

James Stuart Coleman

Mr. James Coleman was first appointed as an Executive Director on December 19, 2015.

Mr. James Coleman has been the Chief Representative in the United States of Wuhan Yangtze River Newport Logistics Co., Limited since April 2015. Mr. Coleman has also been the CEO and CFO of Dream Recovery International, Inc., a drug and alcohol rehabilitation facility since January 2014. Mr. Coleman has also been a Partner of the Angel Capital Ltd, an angel capital investor in start-up companies since September 2012. Since April 2006, Mr. Coleman has served as an Associate Broker at Bond New York Properties, LLC, specializing in commercial real estate in New York. We have selected Mr. Coleman as a director because of his experience with the capital markets in the United States.

Mr. Coleman received his Bachelor’s degree in Arts from Allegheny College in 1978. He is also a licensed Associate Broker in the State of New York.

Zhanhuai Cheng

Mr. Zhanhuai Cheng was first appointed as an Executive Director on December 19, 2015.

Mr. Zhanhuai Cheng has served as the Chief Technology Officer (“CTO”) of Wuhan Huazhong Steel Trading Center since December 2008 and is responsible for the planning and construction of the logistics warehouse, dock berths, and supporting residential and commercial buildings. Since July 2015, after Wuhan Huangzhong Steel Trading Center restructured into Wuhan Newport, Mr. Cheng continued serving as the CTO of Wuhan Newport. Mr. Cheng was appointed as a member of the Board in December 2015. From 2000 to 2007, Mr. Cheng was employed by the Wuhan City Port Authority Officers and was in charge of port construction planning. During his term with the office, Mr. Cheng worked with the various ports along the Yangtze River and accumulated great experience in port planning, wharf construction, operations and management. He helped various agencies of the Wuhan government to complete the transformation of the water network, port construction, etc., and obtained the title of advanced workers of Wuhan City. During his service, Mr. Cheng also directed the planning, development and construction of the Qingshan Port, Yangluo Port, Yangsi Port and other terminals in Wuhan.

From 1993 to 2000, Mr. Cheng served as an officer of Wuhan Light Rail Construction and was in charge of resource development, project design, tendering and construction work. During his term of office, Mr. Cheng has contributed greatly to metro line planning and rail transit construction in Wuhan. These are recognized by the Wuhan Government with a number of honorary titles issued to him.

Mr. Cheng has also previously worked in the Wuhan Iron and Steel Limited, focusing on the production of railway and other construction, and port transportation projections. Mr. Cheng was also employed by the Ministry of Railways Bridge Engineering Bureau and served as a staff analyst and later on a vice dean of an academic institute, contributing to many projects and achieving great success. We have selected Mr. Cheng as a director because of his expertise in our industry.

Yanliang Wu

Mr. Yanliang Wu was first appointed as an Executive Director on December 19, 2015.

Mr. Wu has served as the deputy general manager of Wuhan Huazhong Steel Trading Center since June 2010. Since July 2015, after Wuhan Huangzhong Steel Trading Center re-structured into Wuhan Newport, Mr. Wu continued serving as the deputy general manager of Wuhan Newport. Mr. Wu has been working for Wuhan Yangtze River Newport Logistics Co. Ltd. since 2012, and is in charge of the company’s indoor storage, outdoor yards, approval, planning and construction of warehouses, and operations management. Mr. Wu worked for Alpha Logistics Co, Ltd. in Montreal, Canada from 1997 to 2003, where he served as the Head of Logistics and coordinated the construction of the logistics network of the company in North America and the Pacific Rim. From 2002 to 2012, he was in charge of the company’s business development in the logistics industry in Mainland China, as well as leading the opening of its Shanghai branch. From 1986 to 1996, Mr. Wu worked in the head office of the state-owned Wuhan Metal Materials Corporation, serving as the Minister of Management and General Manager of Commodity Trading. During his employment, he received two accolades for his personal achievement in 1990 and 1992. He was also certified as a senior economist in China in September 1994. We have selected Mr. Wu as a director because of his expertise in our industry.

Mr. Wu received his Bachelor of Sciences degree in Logistics from Huazhong University of Science and Technology in 1986.

Yu Zong

Mr. Yu Zong was first appointed as an Executive Director on December 19, 2015.

Mr. Zong has served as the Deputy General Manager of Wuhan Yangtze River Newport Logistics Co. Ltd. from February 2012 to September 2015, and was in charge of the development, construction and management of the real estate. Mr. Zong became its general manager and legal representative in October 2015. In July 2015, after Wuhan Huangzhong Steel Trading Center re-structured into Wuhan Newport, Mr. Zong was appointed as the deputy general manager of Wuhan Newport. Mr. Zong was appointed as General Manager and Chief Representative of Wuhan Newport in October 2015. From September 2009 to January 2012, he worked in Wuhan Dingxin Real Estate Ltd. as the Deputy General Manager and Chief Engineer, leading the construction and management of the “Mocha Town” Phase II Development Project. From 2007 to 2009, Mr. Zong worked in the China Railway Group Wuhan Properties Limited, as the minister of Engineering Planning Division, and participated in a large real estate project which had a total investment of six (6) billion RMB. From 2003 to 2006, Mr. Zong worked in Hubei Jiuding Ltd., as the Deputy General Manager and Chief Engineer and was responsible for the construction and management of a villa project which occupied an area of 80,000 square meters and a total construction area of 70,000 square meters. During the construction period, his duties included preliminary design, construction report, project quality control, and compliance. From 2000 to 2002, Mr. Zong worked as the Project Manager for Pace Home Development Inc., in Canada, providing consulting services for various types of construction projects. Mr. Zong also previously worked in the Wuhan Institute of Architecture Design Institute. We have selected Mr. Zong as a director because of his expertise in our industry.

Mr. Zong obtained his bachelor’s degree in Civil Engineering in 1993 from Wuhan University. He also obtained his master’ degree in Engineering from the University of British Columbia in 2004.

Harvey Leibowitz

Mr. Harvey Leibowitz was first appointed as an Independent Director on December 15, 2015.

Mr. Leibowtiz has been a director and Chair of the Audit Committee of ASTA Funding, Inc., a company listed on the NASDAQ since 2000. Mr. Leibowitz graduated from the City University of New York — Baruch College in 1955 with a bachelor’s degree in Accounting. Between 1955 and 1962, he was employed as a staff accountant at various accounting firms working on matters relating to audits, taxes and write-ups. From 1962 to 1979, Mr. Leibowtiz worked at Standard Financial Corporation, which acquired Sterling National Bank in 1965, in capacities including internal auditor and Senior Vice President in charge of commercial financing and factoring. From 1980 to 1994, Mr. Leibowitz worked for companies such as International Paper Company, Century Factors, Inc., and Foothill Financial Advisors, Inc., and was in charge of commercial financing involving secured loan financing. From 1994 to 1999, Mr. Leibowitz worked for Sterling National Bank as an internal auditor and was in charge of the Commercial Finance Department. Based on Mr. Leibowitz’s education and employment background, we have selected Mr. Leibowitz as a director and chairman of the Audit Committee because of his expertise in accounting and finance and the Board believes that Mr. Leibowitz qualifies as a “financial expert” as defined by the SEC rules.

Zhixue Liu

Mr. Zhixue Liu was first appointed as an Independent Director on December 19, 2015.

Mr. Liu obtained his Ph.D. in Management and is currently a professor at the School of Management of Huazhong University of Science and Technology. Mr. Liu has been teaching as a professor at the School of Management of the Huazhong University of Science & Technology since January 2011. Mr. Liu was appointed as a member of the Board in December 2015. Also currently the Deputy Director of the Product Operations and Logistics Management Department, Mr. Liu is one of the main drafters of The People’s Republic of China National Standard — Classification and Index of Logistics Enterprises and The People’s Republic of China National Standard — Logistics Terminology. He is also a member of the National Ministry of Education Logistics Specialty Guidance Steering Committee, Board of Trustee of the National Natural Science Fund Committee Management Division, Committee of the National Professional Commission for Certification of Logistics Specialist, Deputy Secretary General of the China Logistics Technology Association, Executive Director of the China Society of Logistics, and Executive Director of the China Marketing Association.

Mr. Liu obtained his bachelor’s in Logistics from Huazhong University of Science and Technology in 1986. After his graduation, he served as an assistant, lecturer, associate professor, professor and doctoral tutor in the University, and focuses on researching and teaching logistics management, supply chain management, international trade, international business operations and marketing. Recently, he has published six (6) representative works, including the Modern Logistics Handbook, and more than forty (40) papers in domestic and foreign mainstream journals. He also hosted and participated in academic forums on Research on Model of Supply Chain Logistics Management and Case Studies on China’s Auto Supply Chain and other studies initiated by the National Natural Science Foundation. Mr. Liu has led research on the Shandong Weifang City Logistics Development Strategy Plan, Planning of Jiangyin Yangtze Port Integrated Logistics Zone and Logistics Solutions for Dongfeng Vehicles, Study on Transition of Wuhan Iron and Logistics Transportation Companies and a number of other logistics management topics. Mr. Liu and his research have been awarded the Outstanding Scientific Achievement Award under China’s “Ninth Five-Year” key scientific and technological projects, and Second Place in the National Commerce Scientific Advancement Award. We have selected Mr. Liu as a director because of his expertise and scholarship in the industry.

Tongmin Wang

Mr. Tongmin Wang was first appointed as an Independent Director on December 19, 2015.

Mr. Wang was a chief engineer of Logistical Equipment at Wuhan Iron and Steel Limited from January 2011. Mr. Wang has worked for Wuhan Iron and Steel Limited and Wuhan Port Terminal Foreign Trade Co., Ltd. since 2007. He has served as the deputy general manager of the Office of Corporate Integration, Chief Administrative Officer, Director of Cargo Unloading and Chief Engineer of Logistical Equipment. Mr. Wang worked for Wuhan Port Group from 1992 to 2007. During this period, he held positions include Deputy Administrate Officer, Deputy Director of the Wuhan Water Company, Director of the Wuhan Port Mechanical Company, Manager of the Office of the Corporate Integration, Director of the Cargo Unloading Division and etc. From 1981 to 1992, Mr. Wang worked for the Wuhan Port Machinery Plant of the Ministry of Transportation in China.

Mr. Wang possesses professional knowledge and more than three decades of experience in the management of a port. He is familiar with the logistics industry and takes a practical approach in the organization and management of cargo loading/unloading. He is able to utilize his expertise to solve practical problems involving the day-to-day operations at a port terminal. We have selected Mr. Wang as a director because of his expertise in the industry.

He received his bachelor’s degree in Mechanical Engineering from Wuhan Institute of Maritime and master’s degree in Industrial Management from the Chinese Academy of Social Sciences in 1998.

Adam Goldberg

Mr. Adam Goldberg was first appointed as an Independent Director on February 15, 2017.

Mr. Goldberg is the President and founder of Telco Experts LLC since March 2008. He served as Chief Executive Officer of Gemini Communications from March 1996 to March 2008. At Telco, Mr. Goldberg obtained regulatory approval for the company as a licensed telephone company in 21 states and manages a staff of 30 telecommunication professionals and engineers. Mr. Goldberg has extensive experience in business development, regulatory affairs, strategic planning, employee development and project management.

Mr. Goldberg obtained his bachelor’s degree in Marketing and Finance from University of Maryland, Robert H. Smith School of Business in 1993.

Daniel Heffernan

Mr. Daniel W. Heffernan was first appointed as an Independent Director on January 4, 2016.

Mr. Heffernan has served as the Principal of HRK Associates, specializing in credit enhanced finance since 1998. Mr. Heffernan was the Principal of HRK Associates since January 2011. Mr. Heffernan was appointed as a member of the Board in December 2015. Prior to his position at HRK, from 1973 to 1986, Mr. Heffernan served as an officer at New York Life Insurance Company. From 1986 to 1998, Mr. Heffernan was employed as an officer at Jhminer, Co. Ltd., in New York. Mr. Heffernan has more than thirty years of financial experience in the highly specialized niche market of mitigation of risk through the use of insurance and reinsurance related financial products. He has provided services to clients operating throughout the U.S. and in the international marketplace, leveraging his experience in providing credit enhanced, customized financial solutions that provide a distinctive bridge to the capital markets.

Mr. Heffernan is actuarially trained and has previously worked for New York Life Insurance Company, where he ran the Pension Department and supervised its two hundred eighty employees, and MINET/MIPI Brokers. While at New York Life, he consulted with a client base in excess of 5,000 corporations and unions, providing services ranging from structuring to administration. We have selected Mr. Heffernan as a director because of his expertise in finance.

Mr. Daniel W. Heffernan obtained his bachelor’s degree in Theology from New York Shadowbrook Jesuit Seminary in 1972.

Zhihong Su

Mr. Zhihong Su was first appointed as an Independent Director on January 14, 2016.

Mr. Su has served as the managing partner of the Beijing Hengjun Law Firm since December 2001, practicing in areas such as securities, litigation, general corporate and banking. Mr. Su was appointed as member of the Board in January 2016. Mr. Su started his career as in-house counsel for China International Trust and Investment Corporation (“CITIC”) in December 1984, and was responsible for the legal affairs of overseas investments. In January 1990, Mr. Su was sent to station at the Washington DC-based law firm Arnold and Porter LLP as a foreign lawyer to oversee a full spectrum of legal matters of CITIC’s subsidiaries in the United States, namely, CITIC Steel Group, CITIC Buffalo Tungsten Company, CITIC Seattle Woodland and CITIC Florida Real Estate Co. Ltd. During his stay in Washington from 1990 to June 1996, he worked on a number of matters involving corporate and securities law. Upon returning to China in July 1996, Mr. Su worked for the Law Offices of Jiahe as one of the founding members and as an attorney until November 2001. We have chosen Mr. Su to serve as a director because of the perspective he brings to legal matters in China.

Mr. Su earned his bachelor’s degree in Laws (LLB) from China University of Political Science and Law where he had taught for a year after graduation before becoming a qualified Chinese lawyer in the same year.

Required Vote

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the eleven (11) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF XIANGYAO LIU, JAMES STUART COLEMAN, ZHANHUAI CHENG, YANLIANG WU, YU ZONG, HARVEY LEIBIWITZ, ZHIXUE LIU, TONGMIN WANG, ADAM GOLDBERG, DANIEL HEFFERNAN, AND ZHIHONG SU AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Executive Chairman, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

As we are listed on NASDAQ, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our board affirmatively determined that Harvey Leibowitz, Zhixue Liu, Yongming Wang, Romano Tio, Daniel Heffernan and Zhihong Su are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

The Board held 1 physical and telephonic meeting in 2016. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

The Company did not hold an annual meeting of stockholders in 2016.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Xiang Liu, Yangtze River Development Limited, 41 John St., Suite 2A, New York, NY 10038. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has six (6) standing committees: an Audit Committee, a Compensation Committee, a Nomination Committee, a Governance and Human Resources Committee, a Board Oversight Committee, and a Social Media Committee. Each committee consists of only independent directors of the Company. Each of the board committees has the composition and responsibilities described below. As of October 30, 2017, the members of these committees are:

Audit Committee	Compensation Committee	Nomination Committee
Harvey Leibowitz*	Harvey Leibowitz*	Daniel Heffernan*
Daniel Heffernan	Daniel Heffernan	Harvey Leibowitz
Zhihong Su	Zhixue Liu	Zhixue Liu
Romano Tio	Zhihong Su	Zhihong Su
Tongmin Wng	Romano Tio	Romano Tio

Governance and Human Resources Committee	Board Oversight Committee	Social Media Committee
Zhihong Su*	Daniel Heffernan*	Romano Tio*
Daniel Heffernan	Harvey Leibowitz	Daniel Heffernan
Harvey Leibowitz	Zhixue Liu	Harvey Leibowitz
Romano Tio	Zhihong Su	Zhizong Su
Tongmin Wang	Romano Tio	Tongmin Wang

____________

*         Denotes Chairman of committee

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our board has determined that Harvey Leibowitz shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Harvey Leibowitz serves as Chairman of our Audit Committee.

The Audit Committee shall make such examinations as are necessary to monitor the corporate financial reporting and external audits of the Company and its subsidiaries; to provide to the Board the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to nominate independent auditor; and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters requiring Board attention.

Since the establishment of the Audit Committee on January 25, 2016, the Audit Committee held nine (9) telephonic meeting, at which all members of the Audit Committee were present.

Compensation Committee

The members of our Compensation Committee are “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Compensation Committee is to review and make recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

Harvey Leibowitz serves as Chairman of our Compensation Committee.

Since the establishment of the Compensation Committee on January 25, 2016, the Compensation Committee did not hold any physical or telephonic meetings.

Nomination Committee

The members of our Nomination Committee are “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nomination Committee shall be to review and make recommendations to the Board regarding matters concerning corporate governance; review the composition of and evaluate the performance of the Board; recommend persons for election to the Board and evaluate director compensation; review the composition of committees of the Board and recommend persons to be members of such committees; review and maintain compliance of committee membership with applicable regulatory requirements; and review conflicts of interest of members of the Board and corporate officers.

Harvey Leibowitz serves as Chairman of our Compensation Committee

Since the establishment of the Nomination Committee on January 25, 2016, the Nominating Committee held one (1) telephonic meetings, at which all members of the Nomination Committee were present.

Governance and Human Resources Committee

The members of our Governance and Human Resources Committee are “independent” within the meaning of the NASDAQ Stock Market Rules. The Governance and Human Resources Committee shall be is responsible for (1) developing Company’s approach to the Board and corporate governance issues; (2) helping to maintain an effective working relationship between the Board and management; (3) exercising, within the limits imposed by the by-laws of the Company, by applicable laws, and by the Board, the powers of the Board for the management and direction of the affairs of the Company during the intervals between meetings of the Board; (4) reviewing and making recommendations to the Board for the appointment of senior executives of the Company and for considering their terms of employment; (5) reviewing succession planning, matters of compensation; (6) recommending awards under the Company’s long term and short term incentive plans; (7) assuming the role of administrator, whether by delegation or by statute, for the corporate-sponsored registered pension plans and the Supplementary Executive Retirement Plan of the Company and its wholly-owned subsidiaries and any future, additional or replacement plans relating to the plans; and (8) monitoring the investment performance of the trust funds for the plans and compliance with applicable legislation.

Zhihong Su serves as chairman of our Nomination Committee.

Since the establishment of the Governance and Human Resources Committee on January 25, 2016, the Governance and Human Resources Committee did not hold any physical or telephonic meetings.

Board Oversight Committee

The members of our Board Oversight Committee are “independent” within the meaning of the NASDAQ Stock Market Rules. The Board Oversight Committee shall assist the Board Oversight Committee and the Board in the exercise of its responsibilities, particularly by defining the scope of the Committee’s authority in respect of risk oversight matters delegated to it by the Board.

Daniel Heffernan serves as chairman of our Nomination Committee.

Since the establishment of the Board Oversight Committee on January 25, 2016, the Board Oversight Committee did not hold any physical or telephonic meetings.

Social Media Committee

The members of our Social Media Committee are “independent” within the meaning of the NASDAQ Stock Market Rules. The Social Media Committee shall oversee the social media strategy initiatives for the Company pursuant to Regulation FD. The Committee shall 1) provide compliant Regulation FD strategic leadership for social media through the alignment of social media strategies and activities with enterprise strategic objectives and processes; 2) establish and maintain corporate policies with respect to use of social media for both process-driven social engagements, as well as for use of social media by employees for participating in social conversations (e.g. blogging and Tweeting by subject matter experts); 3) prioritize social media initiatives and deliver final approvals and recommendations on proceeding with proposed social media projects, including process, technology, and organizational project; 4) ensure open communication between the social media department and the other functional units of the Company so as to promote collaborative strategies, planning, and implementation.

Romano Tio serves as chairman of our Social Media Committee.

Since the establishment of the Social Media Committee on January 25, 2016, the Social Media Committee did not hold any physical or telephonic meetings.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

Except as described below, to the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•         been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•         had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•         been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, by any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•         been found by a court of competent jurisdiction in a civil action or by the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•         been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•         been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On December 19, 2015, James Coleman joined us as Executive Director. Prior to joining us, Mr. Coleman was the managing member and owner of Firebird International LLC, Dream International Holdings LLC and Dream Recovery International LLC, all of which are privately held companies engaged primarily in drug rehabilitation businesses, from January 2014 to September 2016. On September 13, 2016, all three entities mentioned above filed voluntary petitions in the United States Bankruptcy Court for the District of Southern Florida seeking relief under the provisions of chapter 7 of title 11 of the United States Code in order to facilitate liquidations in these three entities.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2016, were timely.

Code of Ethics

We have adopted a code of ethics as of the date of this Annual Report that applies to our principal executive officer, principal financial officer, directors and principal accounting officer as well as our employees. Our standards are in writing and are to be posted on our website at www.yerr.com.cn at a future time. The following is a summation of the key points of the Code of Ethics we adopted:

•         Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•         Full, fair, accurate, timely, and understandable disclosure reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by our Company;

•         Full compliance with applicable government laws, rules and regulations;

•         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•         Accountability for adherence to the code.

Director Compensation Table

The following table sets forth the compensation received by each of our Directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Xiangyao Liu Chairman of the Board	—		—	—	—	—	—	—
James Stuart Coleman Executive Director(1)	70,000		—	—	—	—	—	70,000
Zhanhuai Cheng Executive Director(1)	24,000		—	—	—	—	—	24,000
Yanliang Wu Executive Director(1)	24,000		—	—	—	—	—	24,000
Yu Zong Executive Director(1)	24,000		—	—	—	—	—	24,000
Harvey Leibowitz Independent Director(2)	50,105	(7)	—	—	—	—	—	50,105
Zhixue Liu Independent Director(3)	24,000		—	—	—	—	—	24,000
Tongmin Wang Independent Director(3)	24,000		—	—	—	—	—	24,000
Daniel W. Heffernan Independent Director(4)(5)	46,158	(8)	—	—	—	—	—	46,158
Romano Tio Independent Director(4)(5)(6)	46,158	(8)	—	—	—	—	—	46,158
Zhihong Su Independent Director(3)(5)	24,000		—	—	—	—	—	24,000

____________

(1)      As employee directors, James Coleman will be provided with cash compensation of $70,000 per year. Yanliang Wu, Yu Zong and Zhanhuai Cheng will be provided with cash compensation of $24,000 per year, payable monthly.

(2)      As an independent director and Chair of the Audit Committee, Harvey Leibowitz will be provided with the following compensation: (a) subject to the Board’s approval, the Company will issue each a total of 20,000 shares of restricted common stock for services rendered to the Company, with an annual compensation in cash of $48,000, payable quarterly; and (b) during the directorship term, the Company will reimburse the independent directors for all reasonable out-of-pocket travel expenses incurred by the director in attending any in-person meetings, provided that the director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses.

(3)      As independent directors, Zhihong Su, Tongmin Wang and Zhixue Liu will be provided with the following compensation: (a) subject to the Board’s approval, the Company will issue each a total of 10,000 shares of restricted common stock for services rendered to the Company, with an annual compensation in cash of $24,000, payable monthly; and (b) during the directorship term, the Company will reimburse the independent directors for all reasonable out-of-pocket travel expenses incurred by the director in attending any in-person meetings, provided that the director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses.

(4)      As independent directors, Daniel W. Heffernan and Romano Tio will be provided with the following compensation: (a) subject to the Board’s approval, the Company will issue each a total of 15,000 shares of restricted common stock for services rendered to the Company, with an annual compensation in cash of $48,000, payable quarterly; and (b) during the directorship term, the Company will reimburse the independent directors for all reasonable out-of-pocket travel expenses incurred by the director in attending any in-person meetings, provided that the director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses.

(5)      Individuals were appointed as members of the Board in January 2016.

(6)      Adam Goldberg replaced Romano Tio as member of the Board in February 2017.

(7)      Harvey Leibowitz began serving as an independent director of the Company since December 15, 2015. $2,105 was added to his $48,000 annual compensation in 2016.

(8)      Daniel Heffernan and Romano Tio began serving as independent directors of the Company since January 14, 2016. $1,842 was deducted from $48,000 annual compensation for each of them in 2016.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth information regarding the compensation awarded to or earned by the company’s executive officers for our fiscal years ended December 31, 2016 and 2015.

Name	Year	Salary ($)	Bonus ($)	Securities-based Compensation ($)	All other compensation ($)	Total ($)
Xiangyao Liu	2016	—	—	—	—	—
Chief Executive Officer(1)	2015	—	—	—	—	—

Jianfeng Guo Former Chief Executive Officer,	2016	—	—	—	—	—
Former Chairman of the Board(2)	2015	—	—	—	—	—

Longlin Hu	2016	—	—	—	—	—
Former Chief Executive Officer(3)	2015	37,500	—	—	—	37,500

Xin “Cindy” Zheng	2016	—	—	—	—	—
Chief Financial Officer	2015	54,000	—	—	—	54,000

____________

(1)      On December 19, 2015, Company acquired Energetic Mind and its wholly-owned subsidiaries and in connection with that transaction, Mr. Liu was appointed as our President, Chief Executive Officer, Secretary and Chairman of the Board. The amounts in this table reflect compensation awarded or paid by Energetic Mind and its subsidiaries to Mr. Liu in fiscal year 2014 and 2015. As of the date of this Annual Report, President, Chief Executive Officer, Secretary and Chairman of the Board.

(2)      Mr. Guo was appointed as our President and Chief Executive Officer on June 1, 2015 and resigned as an executive officer and director on December 19, 2015 as a result of the transaction describe above in (1).

(3)      Mr. Hu resigned from all his officer and director positions as president and chief executive office of the Company and as a member of the board of directors on June 1, 2015. Prior to his resignation, Mr. Hu served as the President and Chief Executive Officer and a member of the Board of Directors from March 1, 2011.

Employment Agreements

We have employment agreements with all of our directors and officers except Xiangyao Liu.

Option Grants

We had no outstanding equity awards as of the end of fiscal year 2016.

Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised during fiscal 2016 by the executive officers.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer in fiscal 2016 under any long-term incentive plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements, the following is a description of transactions to which we were a participant or will be a participant to, in which:

•         the amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and

•         any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Loans from a Related Party

On July 13, 2015, Wuhan Renhe Group Co., Ltd (“Wuhan Renhe”), where Xiangyao Liu, our CEO and President, was a majority shareholder, transferred all of its interests in Wuhan Newport to Ricofeliz. As a former shareholder of Wuhan Newport, Wuhan Renhe provided numerous loans to Wuhan Newport prior to the transfer. On June 30, 2015, Wuhan Renhe forgave a total amount of $285,413,074 with the Company. The Company has credited the amount of $285,413,074 to additional paid-in capital in equity. As of December 31, 2016 and December 31, 2015, the amounts due to Wuhan Renhe Real Estate Co., Ltd, an entity controlled by Geng Wang, who is an affiliate of Wuhan Renhe, were $0 and $667,776, respectively.

As of December 31, 2016, and December 31, 2015, the amounts due to Weibin Zhao, an officer of Wuhan Newport and a related party, were $118,130 and $126,516, respectively. The amount is unsecured, interest free and does not have a fixed repayment date.

As of December 31, 2016 and December 31, 2015, the amounts due to Mr. Liu Xiangyao, our President and CEO, were $31,751,959 and $2,428,731, respectively. The amount is unsecured, interest free and does not have a fixed repayment date.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Centurion ZD CPA Ltd. (“Centurion”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2017. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

Centurion will audit our consolidated financial statements for the fiscal year ended December 31, 2017. We anticipate that a representative of Centurion will be present by telephone at our 2017 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended December 31, 2016 were audited by Centurion.

In the event shareholders fail to ratify the appointment of Centurion, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by Centurion. for the fiscal years ended December 31, 2016 and 2015 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

Fee Category	2016	2015
Audit fees	$120,000	$120,000
Audit-related fees	—	—
Tax fees	—	—
Other fees	—	—
Total Fees	$120,000	$120,000

Audit Fees

For the Company’s fiscal years ended December 31, 2016 and December 31, 2015, we were billed approximately $120,000, for each year, for professional services rendered for the audit and reviews of our financial statements.

Audit Related Fees

The Company did not incur any audit related fees, other than the fees discussed in Audit Fees, above, for services related to our audit for the fiscal years ended December 31, 2016 and December 31, 2015.

Tax Fees

For the Company’s fiscal years ended December 31, 2016 and December 31, 2015, we did no incur any fees for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended December 31, 2016 and December 31, 2015.

Pre-Approval of Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a written policy for the pre-approval of services provided by the independent accountants, under which policy the Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Audit Committee Report

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2016 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Harvey Leibowitz, Chair
Daniel Heffernan
Zhihong Su
Romano Tio
Tongmin Wng

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF Centurion ZD CPA Ltd. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL NO. 3 — Advisory Vote on Executive compensation

The Company is providing stockholders an advisory vote on executive compensation as required by Section 14A of the Exchange Act and related SEC rules. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this proxy statement.

This advisory vote on executive compensation is not binding on the Company’s Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

The Board recommends a vote FOR adoption of the executive compensations of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure set forth in the proxy statement.

PROPOSAL NO. 4 — Advisory Vote on Frequency of ADVISORY VOTES
ON Executive compensation

The Company is providing stockholders an advisory vote on the frequency of advisory votes on executive compensation. The advisory vote on the frequency of advisory notes on executive compensation is a non-binding vote on having advisory votes every three (3) years on the compensation of the Company’s Named Executive Officers.

This advisory vote on frequency of advisory notes on executive compensation is not binding on the Company’s Board of Directors. However, the Board of Directors will take into account the result of the vote when determining the frequency of having advisory votes on compensation arrangements.

The Board recommends a vote FOR adoption of the frequency of advisory votes on executive compensation.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 41 John St., Suite 2A, New York, NY 10038 or by calling telephone number (646) 861-3315.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Executive Chairman, Yangtze River Development Limited, at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Xiangyao Liu, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

October 30, 2017	By Order of the Board of Directors,

/s/ Xiangyao Liu
Xiangyao Liu,
Chairman of the Board of Directors

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1
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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	Nominees	For	Against	Abstain
1A	Xiangyao Liu	☐	☐	☐
1B	James Stuart Coleman	☐	☐	☐
1C	Zhanhuai Cheng	☐	☐	☐
1D	Yanliang Wu	☐	☐	☐
1E	Yu Zong	☐	☐	☐
1F	Harvey Leibowitz	☐	☐	☐
1G	Zhixue Liu	☐	☐	☐
1H	Tongmin Wang	☐	☐	☐
1I	Adam Goldberg	☐	☐	☐
1J	Daniel W. Heffernan	☐	☐	☐
1K	Zhihong Su	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 year	2 years	3 years	Abstain
4	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation;	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000347148_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com

YANGTZE RIVER DEVELOPMENT LIMITED
Annual Meeting of Shareholders
December 8, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Xiangyao Liu as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of YANGTZE RIVER DEVELOPMENT LIMITED that the shareholder(s) are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM GMT+8 local time in China on 12/8/2017, at the Wanda Global International Center, Songzhu Road, K6-4, Room 1406, Wuhan, Hubei Province, People's Republic of China and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000347148_2 R1.0.1.17